1 SEVERANCE AGREEMENT May 1, 2023 PERSONAL AND CONFIDENTIAL BY EMAIL David Slack Dear David: The purpose of this Severance Agreement (the “Agreement”) is to set forth the terms of your separation from Lisata Therapeutics Inc. (the “Company”). Payment of the Separation Pay and receipt of the Separation Benefits described below is contingent on your agreement to and compliance with the terms of this Agreement. Neither this offer to you nor the Company’s entering into this Agreement shall constitute an admission by the Company. 1. Termination of Employment. (a) Your employment with the Company will end on May 1, 2023 (the “Termination Date”). The Company will pay you for your accrued wages through the Termination Date of $24,133.62 on the Termination Date, which shall include payment for any accrued but untaken paid time off which equals $22,321.50. You will receive no other payments from the Company other than as set forth in this Agreement. In addition, you may elect to continue your health insurance pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), which notice shall be delivered under separate cover. (b) The Company will not contest any application you may make for unemployment benefits after the Termination Date and you may apply for unemployment benefits directly from the State of California by accessing this website: https://edd.ca.gov/Unemployment/Filing_a_Claim.htm. 2. Severance Benefits. If you sign and do not revoke this Agreement, as you are entitled to do, in exchange for the mutual promises set forth in this Agreement, you will receive the following separation benefits (the “Separation Benefits”): (a) the Company will pay you $717,600.00 subject to all usual payroll deductions (the “Separation Pay”), which amount consists of: (i) 12 months of separation pay totaling $478,400.00, consistent with Section 8(a)(ii) of the Employment Agreement between you and Company dated as of September 15, 2022 (the “Employment Agreement”) and (ii) the pro-rata bonus payment totaling $239,200.00 consistent with Section 8(a)(iv) of the Employment Agreement. The Company will pay the Separation Pay in equal monthly installments over a period of 12 months following termination starting in the first payroll period after the Effective Date of this Agreement (as that term is defined below and assuming you do not revoke your signature on this Agreement as you are entitled to do). Exhibit 10.1

2 (b) The Company will reimburse you for 12 months of the Company-portion of COBRA consistent with section 8(a)(iii) of the Employment Agreement (assuming you do not revoke your signature on this Agreement as you are entitled to do). (c) You acknowledge that the table below sets forth a complete and accurate list of your options, RSAs and PSUs and their vesting as of the Termination Date pursuant to this Agreement, and that all remaining unvested options, RSAs and PSUs are forfeited as of the Effective Date, and that you have no further rights to any equity in the Company or any affiliates. You and the Company acknowledge and agree that your vested options will remain outstanding following the Termination Date as provided below (assuming you do not revoke your signature on this Agreement as you are entitled to do). Grant Date Equity Award Number of Shares Granted Shares Vested at Separation Date Time Period to Exercise Vested Options After Termination Date 1/9/2023 Options- NQSO 12,000 3,000 3 years 9/15/2022 Options- NQSO 137,358 137,358 3 years 9/15/2022 Options- NQSO 106,855 35,609 3 years 9/15/2022 Options - NQSO 10,676 10,676 3 years 1/9/2023 RSA 24,000 6,000* NA 1/9/2023 PSU 12,000 0 NA *Vested shares less net settlement which were previously sent to brokerage account. (d) You acknowledge and agree that the Separation Benefits referred to in this Agreement are not otherwise due and owing to you under any Company employment agreement (oral or written) or Company policy or practice absent your execution of this Agreement. You agree that the Separation Benefits to be provided to you are not intended to and does not constitute a severance plan and does not confer a benefit on anyone other than you. You further acknowledge that except for the specific financial consideration set forth in this Agreement, you are not now and shall not in the future be entitled to any other compensation from the Company including, without limitation, other wages, commissions, bonuses, vacation pay, holiday pay, paid time off or any other form of compensation or benefit. (e) The Separation Benefits shall be reduced by all applicable federal, state, local and other deductions, taxes, and withholdings. The Company does not guarantee the tax treatment or consequences associated with any payment or benefit under this Agreement, including under Section 409A of the Internal Revenue Code of 1986. You acknowledge and agree that you are solely responsible for the tax designations of any consideration provided to you pursuant to this Agreement. You and the Company further agree that any and all tax liabilities that may arise

3 out of payment of any consideration provided to you pursuant to this Agreement will be borne exclusively and solely by you. 3. Employee Covenants. (a) You acknowledge that as of the date you execute this Agreement (the “Execution Date”), you have not filed any complaints, claims, charges, actions, grievances or arbitrations against the Company1 or otherwise contacted any U.S. federal, state or local governmental agency or commission that has applicable jurisdiction to regulate the Company (each a “Government Agency”) regarding the Company. (b) You agree that you have returned to the Company all Company documents (whether in hard copy or electronic form and any copies thereof) and property (including, without limitation, all cell phones, laptops and other company equipment), and that you shall abide by the provisions of the Employee Confidentiality and Inventions Assignment Agreement you executed on, September 6, 2022 the terms of which shall survive the signing of this Agreement. Further, you agree that you will abide by any and all common law and/or statutory obligations relating to protection and non-disclosure of the Company’s trade secrets and/or confidential and proprietary documents and information. You shall not be deemed to be in breach of this confidentiality provision (i) in the event such information is already in the public domain, (ii) in the event that you are required to disclose confidential information in connection with a judicial or special proceeding or pursuant to court order, (iii) if you share this information with any Government Agency or participate in a government investigation, or (iv) if you obtain the Company’s prior written permission to disclose such information. Also, notwithstanding any provision of this Agreement prohibiting the disclosure of trade secrets or other confidential information, you may not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (1) in confidence to a Federal, State or local government official, either directly or indirectly, or to an attorney, and (2) solely for the purpose of reporting or investigating a suspected violation of law, or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, if you file a lawsuit or other court proceeding against the Company for retaliating against you for reporting a suspected violation of law, you may disclose the trade secret to the attorney representing you and use the trade secret in the court proceeding, if you file any document containing the trade secret under seal and do not disclose the trade secret, except pursuant to court order. (c) You agree that all information relating in any way to this Agreement, including the terms and amount of financial consideration provided for in this Agreement, shall be held confidential by you and shall not be publicized or disclosed to any person (other than an immediate family member, legal counsel or financial advisor, provided that any such individual to whom disclosure is made agrees to be bound by these confidentiality obligations), business entity or Government Agency (except as mandated by state or federal law), except that nothing in this paragraph shall prohibit you from participating in an investigation with a state or federal agency if requested by the agency to do so. In addition, pursuant to S.B. 331, nothing in this Agreement prevents you from discussing or disclosing information about unlawful acts in the workplace, such 1 For purposes of Sections 3 and 4, the term “Company” includes Lisata Therapeutics Inc. and any of its parents, subsidiaries, divisions, affiliates (which means all persons and entities directly or indirectly controlling, controlled by or under common control with the Company), and all other related entities and the former and current directors, officers, employees, agents, successors and assigns of each applicable organization.

4 as harassment or discrimination or any other conduct that you have reason to believe is unlawful, or from engaging in conduct or disclosure as specified in section 3(e) below. (d) You agree that you shall not make any statements that are professionally or personally disparaging about, or adverse to, the interests of the Company and all other related entities and subsidiaries and their former or current officers, directors, employees and consultants including, but not limited to, any statements that disparage any person, product, service, finances, financial condition, capability or any other aspect of the business of the Company, and that you will not engage in any conduct which could reasonably be expected to harm professionally or personally the business or reputation of the Company and all other related entities and subsidiaries and their former or current officers, directors, employees and consultants. (e) You agree that nothing in this Agreement prevents you from: (i) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that you have reason to believe is unlawful; (ii) engaging in protected activities under Section 7 of the National Labor Relations Act ("NLRA"), including filing unfair labor practice charges, assisting Company employees in filing unfair labor practice charges, discussing the improvement of terms and conditions of employment (including regarding the terms of this Agreement) with former and current Company employees or union representatives or other third parties for the purpose of engaging in concerted activity under Section 7 of the NLRA; or (iii) making any necessary disclosures as otherwise required by law. (f) You agree that by entering into this Agreement, the Company is not admitting to and specifically denies any wrongdoing or violation of any law, and further, the Company by agreeing to provide you the Separation Benefits is not admitting any liability and specifically denies any liability or that you suffered any damages. (g) You acknowledge that as of the Execution Date you have received all leave to which you are entitled under any applicable Federal or state law, and you have been paid in full for all wages and compensation and you are not aware of any injuries that would qualify as workplace injuries for purposes of workers compensation. 4. Your Release of Claims. (a) You hereby agree and acknowledge that by signing this Agreement and accepting the Separation Benefits, and for other good and valuable consideration, you are waiving your right to assert any and all forms of legal claims against the Company of any kind whatsoever, whether known or unknown, arising from the beginning of time through the Execution Date. Except as set forth below, your waiver and release herein is intended to bar any form of legal claim, complaint or any other form of action by you, including but not limited to a class or collective action, whether you seek to participate as a party plaintiff or as a class member (each a “Claim” and jointly referred to as “Claims”) against the Company seeking any form of relief including, without limitation, equitable relief (whether declaratory, injunctive or otherwise), the recovery of any damages, or any other form of monetary recovery whatsoever (including, without limitation, back pay, front pay, compensatory damages, emotional distress damages, punitive damages,

5 attorneys’ fees and any other costs) against the Company, for any alleged action, inaction or circumstance existing or arising through the Execution Date. (b) Without limiting the foregoing general waiver and release, you specifically waive and release the Company from any Claim arising from or related to your prior employment relationship with the Company or the termination thereof, including, without limitation: ** Claims under any local, state or federal discrimination, fair employment practices or other employment-related statute, regulation or executive order (as they may have been amended through the Execution Date) prohibiting discrimination or harassment based upon any protected status including, without limitation, race, national origin, age, gender, marital status, disability, veteran status or sexual orientation. Without limitation, specifically included in this paragraph are any Claims arising under the Federal Age Discrimination in Employment Act, the Civil Rights Acts of 1866 and 1871, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Genetic Information Nondiscrimination Act of 2008, the Employee Retirement Income Security Act of 1974, COBRA, and any similar Federal, state, or local statute. ** Claims under any other local, state or federal employment related statute, regulation or executive order (as they may have been amended through the Execution Date) relating to any other terms and conditions of employment. ** Claims under any state or federal common law theory including, without limitation, wrongful discharge, breach of express or implied contract, promissory estoppel, unjust enrichment, breach of a covenant of good faith and fair dealing, violation of public policy, defamation, interference with contractual relations, intentional or negligent infliction of emotional distress, invasion of privacy, misrepresentation, deceit, fraud or negligence. ** Any other Claim arising under local, state or federal law. ** Claims under any Company employment, compensation, bonus, benefit, stock option, incentive compensation, restricted stock unit, and/or equity plan, program, policy, practice, or agreement, including, without limitation, any equity award or plan, or employment agreement, including the Employment Agreement; (c) Section 1542 of the Civil Code of the State of California (“Section 1542”) provides, generally, that a release does not extend to unknown claims. Specifically, Section 1542 of the Civil Code of the State of California states: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

6 (d) Notwithstanding the provisions of Section 1542 and for the purpose of implementing a full and complete release, you expressly acknowledge and agree that this Agreement releases all claims existing or arising prior to your execution of this Agreement which you have or may have against the Company, whether the claims are known or unknown and suspected or unsuspected by you and you forever waive all inquiries and investigations into any and all of these claims. (e) Notwithstanding the foregoing, this paragraph does not release the Company from any obligation expressly set forth in this Agreement. Further, your waivers and releases in this Agreement do not apply to any claims that cannot be waived or released as a matter of law under applicable, federal, state, or local laws, including without limitation unemployment and workers’ compensation claims or entitlement to indemnity or claims to receive any governmental bounties. However, you acknowledge and agree that you do not have any work- related injuries or occupational diseases. You acknowledge and agree that, but for providing this waiver and release, you would not be receiving the economic benefits being provided to you under the terms of this Agreement. (f) It is the Company’s desire and intent to make certain that you fully understand the provisions and effects of this Agreement. To that end, you have been encouraged and given the opportunity to consult with legal counsel for the purpose of reviewing the terms of this Agreement. Also, because you are over the age of 40, and consistent with the provisions of the Age Discrimination in Employment Act, which prohibits discrimination on the basis of age, the Company is providing you with twenty-one (21) days in which to consider and accept the terms of this Agreement by signing below and returning it to the undersigned. In addition, you may rescind your assent to this Agreement if, within seven (7) days after you sign this Agreement, you deliver by hand or send by email (with a confirmation from the recipient of receipt) a notice of rescission to the undersigned. The eighth day following your signing of this Agreement without rescission is the “Effective Date” of this Agreement. (g) Notwithstanding the foregoing, nothing in this Agreement, including the release contained in this Agreement shall: (i) prohibit or restrict you from filing or limit your ability to file a charge or complaint with the Equal Employment Opportunity Commission or a state or local equivalent, or any other Government Agency, (ii) prohibit or restrict you from communicating with, providing documents or other relevant information to or otherwise cooperating with, or limit your ability to communicate with, provide documents or other relevant information to or otherwise to cooperate with, any Government Agency, including, but not limited to, responding to any inquiry from such authority, including an inquiry about the existence of this Agreement, its release or its underlying facts, (iii) limit your right to receive an award for information provided to any Government Agency, or (iv) require you to notify the Company of your communications with or inquiries from any Government Agency. To the maximum extent permitted by law, however, nothing in this release or this Agreement shall be deemed to limit the Company’s right to seek immediate dismissal of a charge or complaint on the basis that your signing of this Agreement constitutes a full release of any Claims, including Claims of discrimination, or to seek restitution to the extent permitted by law of the economic benefits provided to you under this Agreement in the event that you successfully challenge the validity of this release, provided, however, that you retain the right to receive, and the Company shall not seek restitution of, an award for information lawfully provided to a Governmental Agency.

7 505018474v.2 5. Entire Agreement/Modification/Waiver/Choice of Law/ Venue/Enforceability / Signatures. (a) You acknowledge and agree that except for the Employee Confidentiality and Inventions Assignment Agreement, this Agreement supersedes any and all prior or contemporaneous oral and/or written agreements between you and the Company, including the Employment Agreement, and sets forth the entire agreement between you and the Company. No variations or modifications hereof shall be deemed valid unless reduced to writing and signed by the parties hereto. The failure of either Party to seek enforcement of any provision of this Agreement in any instance or for any period of time shall not be construed as a waiver of such provision or of either Party’s right to seek enforcement of such provision in the future. This Agreement shall be deemed to have been made in the State of California and shall be construed in accordance with the laws of that state without giving effect to conflict of law principles. The provisions of this Agreement are severable, and if for any reason any part shall be found to be unenforceable, the remaining provisions shall be enforced in full, provided, however, that if any or all of the release in Section 4 is held unenforceable, this Agreement shall be deemed null and void. This Agreement may be signed in counterparts, both of which shall be deemed an original, but both of which, taken together, shall constitute the same instrument. An electronic signature shall have the same effect as an original signature. (b) By executing this Agreement, you are acknowledging that: (1) you have carefully read and understand this Agreement, including Section 4 entitled Your Release of Claims; (2) you understand that Your Release of Claims in Section 4 is binding and by signing this Agreement, you give up certain rights; (3) you have been afforded sufficient time to understand the terms of this Agreement; (4) your agreements are made voluntarily and knowingly; and (5) neither the Company nor its agents have made any representations inconsistent with this Agreement. The offers in this Agreement will expire on May 22, 2023. The date you sign and return this Agreement to the Company is the “Execution Date.” Once you return the Agreement, the Company will countersign it and return it to you. COMPANY By: Its: Vice President, Human Resources Confirmed, Agreed and Acknowledged: NAME Dated: